UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): September 21, 2019
Accenture plc
(Exact name of registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square
Grand Canal Harbour
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0000225 per share	ACN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 24, 2019, Accenture plc (the “Company”) issued a news release announcing that Simon Eaves, who currently leads both growth and strategy and global sales for Accenture’s Products operating group, has been appointed as the Company’s group chief executive — Products, effective October 1, 2019, succeeding Alexander van ’t Noordende, who will remain with the Company through December 31, 2019.

In recognition of Mr. van ’t Noordende’s significant contributions during his 32-year career with the Company, the Compensation Committee of the Company’s Board of Directors (the “Committee”) determined to waive the remaining service-based vesting conditions for a portion of Mr. van ’t Noordende’s previously granted outstanding equity awards. These waivers will apply to 6,935 time-vesting restricted share units that were granted under the Company’s Performance Equity Award Program and Voluntary Equity Investment Program and 11,771 performance-vesting restricted share units (assuming target performance) granted under the 2018 and 2019 Key Executive Performance Share Programs that are not otherwise scheduled to vest on or following his retirement. Although the Committee waived the remaining service-based vesting conditions for the awards under the Key Executive Performance Share Programs, the vesting for each award will occur only to the extent that the Company’s performance objectives are met over the three-year performance period for each award, with the actual number of shares (which may be below, at or above target) determined based on Accenture’s cumulative performance over the relevant performance period.

A copy of the Company’s news release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99	News Release of Company, dated September 24, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 24, 2019	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	General Counsel, Secretary & Chief Compliance Officer